UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 1, 2006

NEW MEXICO SOFTWARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-112781	91-1287406
(State or jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File	Identification Number)
organization)	Number)

5021 Indian School Road, Suite 100

Albuquerque, New Mexico 87110

(Address of principal executive offices)

505-255-1999

(Registrant's telephone number, including area code)

NMXS.COM, INC.

(Former Name or Former Address, If Changed Since Last Report)

Section 5 - Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

Effective January 1, 2006, the Registrant merged into its wholly owned subsidiary, New Mexico Software, Inc., a Nevada corporation, for the purpose of changing its state of incorporation to Nevada from Delaware and changing its name to New Mexico Software, Inc. from NMXS.COM, Inc.  In connection with the changes in the state of incorporation and name, the Registrant increased its authorized common stock to 200,000,000 shares from 50,000,000 shares.  All of these changes were approved by the stockholders at an annual meeting held on September 30, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

3(i)(A)  Articles of Incorporation - New Mexico Software, Inc.

3(i)(B)  Articles of Merger (Delaware) - NMXS.COM, Inc. into New Mexico Software, Inc.

3(i)(C)  Articles of Merger (Nevada) - NMXS.COM, Inc. into New Mexico Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

NEW MEXICO SOFTWARE, Inc.

Date: January 9, 2006

By: /s/ Richard Govatski

Richard Govatski

Chairman of the Board of

Directors, Chief Executive

Officer and President

INDEX TO EXHIBITS

Exhibit No.                    Description of Exhibit

3(i)(A)                          Articles of Incorporation - New Mexico Software, Inc.

3(i)(B)                          Articles of Merger (Delaware) - NMXS.COM, Inc. into New Mexico Software, Inc.

3(i)(C)                          Articles of Merger (Nevada) - NMXS.COM, Inc. into New Mexico Software, Inc.